MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001

DEAR SHAREHOLDER:

During the fiscal year ended October 31, 2001, the U.S. economy slowed and the fixed-income markets rallied. The terrorist attacks on September 11 aggravated the decline in business and consumer activity. Almost immediately after the attacks many companies announced major layoffs. The unemployment rate jumped from 4.9 percent to 5.4 percent and October reported the largest job loss in 20 years.

The Federal Reserve Board responded to the attacks by lowering short-term interest rates by 50 basis points in both September and October. Subsequently, the Fed cut rates another 50 basis points in November. The November action, the tenth in 2001, reduced the federal funds rate to 2.00 percent, the lowest level since 1961. Additionally, both the House and Senate have been formulating plans to stimulate the economy. These monetary and fiscal actions appear to be laying the groundwork for an economic recovery.

Within the fixed-income markets, events of the past fiscal year had the greatest impact on U.S. Treasuries which appreciated throughout the year and rallied further in a flight to quality following September 11. Yields of short maturities declined the most, steepening the yield curve. On October 31, the U.S. Treasury stunned the securities markets by announcing the cessation of the 30-year bond auction.

MUNICIPAL MARKET CONDITIONS

Over the past 12 months, tax-free interest rates have also moved lower. The 30-year insured municipal bond index, which was 5.65 percent last October, declined to 5.04 percent by the end of October 2001.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a guide to track the relationship between the two markets. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year insured municipal bond yields to U.S. Treasuries fell from 98 percent last October to 94 percent at the end of August. However, following September 11 and the Treasury's auction announcement, the ratio jumped to 104 percent. Long-term insured municipal yields above Treasuries is an anomaly that has occurred only during periods of significant market uncertainty. In the 10-year maturity range, the ratio also soared, from 83 percent to 95 percent between August and October.

The change in the slope of the yield curve has been a major story in the fixed-income markets this year. Since the Fed started lowering short-term rates aggressively in January, the municipal yield curve between one- and 30-year maturities steepened, from 125 to 300 basis points.

Lower interest rates also led to a rebound in new-issue volume. During the first 10 months of 2001, underwriting surged 36 percent, to $224 billion. Refunding issues, the most interest-rate-sensitive category, represented almost one-quarter of the total. The states with the greatest issuance: California, Florida, New York and Texas represented 35 percent of national volume.

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED

       Date       AAA Ins         Tsy           % Relationship
     12/31/96      5.60           6.63              84.46%
      1/31/97      5.70           6.79              83.95%
      2/28/97      5.65           6.80              83.09%
      3/31/97      5.90           7.10              83.10%
      4/30/97      5.75           6.94              82.85%
      5/31/97      5.65           6.91              81.77%
      6/30/97      5.60           6.78              82.60%
      7/31/97      5.30           6.30              84.13%
      8/31/97      5.50           6.61              83.21%
      9/30/97      5.40           6.40              84.38%
     10/31/97      5.35           6.15              86.99%
     11/30/97      5.30           6.05              87.60%
     12/31/97      5.15           5.92              86.99%
      1/31/98      5.15           5.80              88.79%
      2/28/98      5.20           5.92              87.84%
      3/31/98      5.25           5.93              88.53%
      4/30/98      5.35           5.95              89.92%
      5/31/98      5.20           5.80              89.66%
      6/30/98      5.20           5.65              92.04%
      7/31/98      5.18           5.71              90.72%
      8/31/98      5.03           5.27              95.45%
      9/30/98      4.95           5.00              99.00%
     10/31/98      5.05           5.16              97.87%
     11/30/98      5.00           5.06              98.81%
     12/31/98      5.05           5.10              99.02%
      1/31/99      5.00           5.09              98.23%
      2/28/99      5.10           5.58              91.40%
      3/31/99      5.15           5.63              91.47%
      4/30/99      5.20           5.66              91.87%
      5/31/99      5.30           5.83              90.91%
      6/30/99      5.47           5.96              91.78%
      7/31/99      5.55           6.10              90.98%
      8/31/99      5.75           6.06              94.88%
      9/30/99      5.85           6.05              96.69%
     10/31/99      6.03           6.16              97.89%
     11/30/99      6.00           6.29              95.39%
     12/31/99      5.97           6.48              92.13%
      1/31/00      6.18           6.49              95.22%
      2/29/00      6.04           6.14              98.37%
      3/31/00      5.82           5.83              99.83%
      4/30/00      5.91           5.96              99.16%
      5/31/00      5.91           6.01              98.34%
      6/30/00      5.84           5.90              98.98%
      7/31/00      5.73           5.78              99.13%
      8/31/00      5.62           5.67              99.12%
      9/30/00      5.74           5.89              97.45%
     10/31/00      5.65           5.79              97.58%
     11/30/00      5.55           5.61              98.93%
     12/31/00      5.27           5.46              96.52%
      1/31/01      5.30           5.50              96.36%
      2/28/01      5.27           5.31              99.25%
      3/31/01      5.26           5.44              96.69%
      4/30/01      5.45           5.79              94.13%
      5/31/01      5.40           5.75              93.91%
      6/30/01      5.35           5.76              92.88%
      7/31/01      5.16           5.52              93.48%
      8/31/01      5.07           5.37              94.41%
      9/30/01      5.20           5.42              95.94%
     10/31/01      5.04           4.87             103.49%
     11/30/01      5.17           5.29              97.73%



PERFORMANCE

During the 12-month period ended October 31, 2001, the net asset value (NAV) of Morgan Stanley California Insured Municipal Income Trust (IIC) increased from $14.28 to $15.07 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.78 per share, the Trust's total NAV return was
11.40 percent. IIC's value on the New York Stock Exchange increased from $13.25 to $14.57 per share during this period. Based on this change plus reinvestment of tax-free dividends, IIC's total market return was 16.08 percent. As of October 31, 2001, IIC's share price was at a 3.32 percent discount to its NAV.

Monthly dividends for November and December 2001, were declared in October. Beginning with the November payment, the monthly dividend was increased from $0.065 to $0.0675 per share. On October 31, 2001, the Trust's level of undistributed net investment income was $0.088 versus $0.075 per

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED

share at the beginning of the calendar year. The new dividend level more closely reflects the Trust's current earnings, which have benefited from the lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

PORTFOLIO STRUCTURE

The Trust's net assets of $250 million were diversified among 10 long-term sectors and 42 credits. At the end of October, the portfolio's average maturity was 20 years. Average duration, a measure of sensitivity to interest-rate changes, was 4.7 years. The accompanying charts and table provide current information on the portfolio's credit enhancements, maturity distribution and sector concentration. Optional call provisions by year and their respective cost (book) yields are also shown.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.07 per share to common share earnings. IIC's four ARPS series totaled $65 million and represented 26 percent of net assets. Weekly ARPS rates ranged between 1.70 and
5.05 percent during the fiscal year. In July and September 2001, 12-month auctions were rolled at 2.85 and 2.50 percent, respectively.

LOOKING AHEAD

Economists calculate the negative impact of the September 11 attacks to be a full percentage point of gross domestic product. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record 10 years. While there is no doubt that the terrorist attacks are having a negative impact on the economy, high-grade fixed-income securities have historically fared well during periods of stress.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED

addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the 12-month period ended October 31, 2001, the Trust purchased and retired 47,000 shares of common stock at a weighted average market discount of 5.49 percent.

We appreciate your ongoing support of Morgan Stanley California Insured Municipal Income Trust and look forward to continuing to serve your investment needs.



Very truly yours,



/s/ Charles A. Fiumefreddo                /s/ Mitchell M. Merin
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED

LARGEST SECTORS AS OF OCTOBER 31, 2001
(% OF NET ASSETS)

WATER & SEWER         27%
TRANSPORTATION        16%
TAX ALLOCATION        12%
GENERAL OBLIGATION    11%
ELECTRIC               9%
REFUNDED               6%
PUBLIC FACILITIES      6%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

CREDIT ENHANCEMENTS AS OF OCTOBER 31, 2001
(% OF TOTAL LONG-TERM PORTFOLIO)

AMBAC                 22%
MBIA                  46%
FGIC                  22%
U.S. GOV'T BACKED      1%
FSA                    9%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

                            DISTRIBUTION BY MATURITY
                           (% OF LONG-TERM PORTFOLIO)

WEIGHTED AVERAGE MATURITY: 20 YEARS

 1-5 YEARS            2.3%
 5-10 YEARS           0.0%
10-20 YEARS          47.9%
20-30 YEARS          43.5%
30 + YEARS            6.3%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                OCTOBER 31, 2001

WEIGHTED AVERAGE
CALL PROTECTION: 4 YEARS

                                 BONDS CALLABLE

2001              2%
2002             15%
2003             46%
2004              4%
2005              1%
2006              1%
2007              1%
2008              6%
2009              0%
2010              7%
2011+            17%

                               COST (BOOK) YIELD*
WEIGHTED AVERAGE
BOOK YIELD: 5.6%

2001             5.0%
2002             5.7%
2003             5.7%
2004             5.2%
2005             5.9%
2006             6.1%
2007             5.5%
2008             5.3%
2009
2010             5.5%
2011+            5.2%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 5.0% ON 2% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2001.
  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
RESULTS OF ANNUAL MEETING

On October 23, 2001, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:



 (1) Election of Trustees by all shareholders:
   Michael Bozic
   For ............................................  10,168,193
   Withheld .......................................     202,434
   James F. Higgins
   For ............................................  10,167,791
   Withheld .......................................     202,836

 (2) Election of Trustee by preferred shareholders:
   Charles A. Fiumefreddo
   For ............................................       1,234
   Against ........................................          51

The following Trustees were not standing for reelection at this meeting: Edwin
J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001


 PRINCIPAL
 AMOUNT IN                                                                              COUPON        MATURITY
 THOUSANDS                                                                               RATE           DATE           VALUE
-----------                                                                           ------------   ----------- ---------------
              CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (96.0%)
              GENERAL OBLIGATION (11.2%)
              California,
$   8,000       Various Purpose Dtd 04/01/93 (FSA) .................................. 5.50 %          04/01/19   $  8,240,240
    4,000       Veterans Ser BD, BE & BF (AMT) (Ambac) .............................. 6.375           02/01/27      4,004,240
    1,000       Refg Dtd 10/01/98 Refg (MBIA) ....................................... 4.50            10/01/28        937,670
    2,000       Dtd 09/01/00 (FGIC) ................................................. 5.25            09/01/30      2,053,900
              Industry,
    2,000       Refg Issue of 1993 (MBIA) ........................................... 5.50            07/01/13      2,072,180
    3,000       Refg Issue of 1993 (MBIA) ........................................... 5.50            07/01/16      3,102,540
    3,000     Los Angeles Community College District, Election 2001 Ser A (MBIA)      5.00            06/01/26      3,032,070
    3,000     San Diego Unified School District, 1998 Ser B (MBIA) .................. 5.00            07/01/25      3,031,320
    1,285     Tahoe Truckee Unified School District No 1, 2001 Refg (MBIA) .......... 5.50            08/01/19      1,427,481
---------                                                                                                        ------------
   27,285                                                                                                          27,901,641
---------                                                                                                        ------------
              ELECTRIC REVENUE (8.5%)
    4,000     Los Angeles Department of Water & Power, 2001 Ser A (FSA) ............. 5.25            07/01/21      4,169,080
    8,000     M-S-R Public Power Agency, San Juan Refg Ser F (Ambac) ................ 6.00            07/01/20      8,539,200
              Sacramento Municipal Utility District,
    4,000       Refg 1993 Ser D (MBIA) .............................................. 7.67++          11/15/15      4,465,000
    3,745       Refg 1994 Ser I (MBIA) .............................................. 6.00            01/01/24      4,033,365
---------                                                                                                        ------------
   19,745                                                                                                          21,206,645
---------                                                                                                        ------------
              HOSPITAL REVENUE (5.1%)
    4,150     Bakersfield, Adventist Health West Ser 1993 (MBIA) .................... 5.50            03/01/19      4,274,251
    3,000     California Health Facilities Financing Authority, Children's Hospital -
                San Diego Ser 1993 (MBIA) ........................................... 5.75            07/01/23      3,164,310
    4,000     California Statewide Communities Development Authority, Sharp
                Health Care COPs (MBIA) ............................................. 6.00            08/15/24      4,370,680
    1,000     Marysville, Fremont-Rideout Health Refg Ser 1993 A (Ambac) ............ 5.55            01/01/13      1,051,660
---------                                                                                                        ------------
   12,150                                                                                                          12,860,901
---------                                                                                                        ------------
              MORTGAGE REVENUE - SINGLE FAMILY (1.3%)
    3,000     California Housing Financing Agency, Home 1996 Ser E (AMT) (MBIA)       6.05            08/01/15      3,193,320
---------                                                                                                        ------------

                       See Notes to Financial Statements

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                              COUPON        MATURITY
 THOUSANDS                                                                               RATE           DATE           VALUE
-----------                                                                           ------------   ----------- ---------------
              PUBLIC FACILITIES REVENUE (6.0%)
$   9,000     California Public Works Board, Corrections Refg 1993 Ser B (MBIA)...... 5.50 %          12/01/12   $  9,719,370
    5,000     Modesto, Community Center Refg 1993 Ser A COPs (Ambac) ................ 5.00            11/01/23      5,225,350
---------                                                                                                        ------------
   14,000                                                                                                          14,944,720
---------                                                                                                        ------------
              TAX ALLOCATION REVENUE (11.9%)
    7,000     Long Beach Financing Authority, Ser 1992 (Ambac) ...................... 5.50            11/01/22      7,062,230
    5,000     Orange Redevelopment Agency, Southwest Refg Issue of 1993 A
                (Ambac) ............................................................. 5.70            10/01/23      5,147,550
    5,000     Port Hueneme Redevelopment Agency, Central Community
                1993 Refg (Ambac) ................................................... 5.50            05/01/23      5,142,350
    5,000     Poway Redevelopment Agency, Paguay Sub Refg Ser 1993 (FGIC) ........... 5.50            12/15/23      5,165,050
    3,000     Riverside Redevelopment Agency, Merged Refg 1993 Ser A (MBIA) ......... 5.625           08/01/23      3,080,700
    4,000     Simi Valley Public Financing Authority, 1993 Refg (MBIA) .............. 5.50            09/01/15      4,120,840
---------                                                                                                        ------------
   29,000                                                                                                          29,718,720
---------                                                                                                        ------------
              TRANSPORTATION FACILITIES REVENUE (15.8%)
              Los Angeles County Metropolitan Transportation Authority,
    5,000       Sales Tax Refg Ser 1993 A (MBIA) .................................... 5.625           07/01/18      5,191,700
    5,000       Sales Tax Ser 2000 A (FGIC) ......................................... 5.25            07/01/30      5,168,150
    5,000     Los Angeles Harbor Department 2001 Ser A (Ambac) ...................... 5.00            08/01/25      5,057,350
    3,000     Port of Oakland, 2000 Ser K (AMT) (FGIC) .............................. 5.875           11/01/17      3,246,870
              San Francisco Airports Commission, San Francisco Int'l Airport
    3,000       Second Ser Refg Issue 2 (MBIA) ...................................... 6.75            05/01/20      3,228,570
    5,000       Refg Issue 27A (AMT) (MBIA) ......................................... 5.25            05/01/26      5,093,600
              San Francisco Bay Area Rapid Transit District,
    1,255       Sales Tax Ser 1995 (FGIC) ........................................... 5.50            07/01/20      1,306,141
    1,000       Sales Tax Ser 1998 (Ambac) .......................................... 4.75            07/01/23        993,250
    5,000       Sales Tax Ser 1998 (Ambac) .......................................... 5.00            07/01/28      5,045,200
    2,000     San Joaquin Hills Transportation Corridor Agency, Toll Road
                Refg Ser 1997 A (MBIA) .............................................. 5.25            01/15/30      2,050,460
    3,000     San Jose, Airport Ser 2001 A (FGIC) ................................... 5.00            03/01/25      3,015,360
---------                                                                                                        ------------
   38,255                                                                                                          39,396,651
---------                                                                                                        ------------

                       See Notes to Financial Statements

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                              COUPON       MATURITY
 THOUSANDS                                                                               RATE          DATE            VALUE
-----------                                                                           ------------ ------------- ---------------
            WATER & SEWER REVENUE (27.0%)
$  10,000   California Department of Water Resources, Central Valley Ser L
              (Secondary MBIA) ...................................................... 5.75 %          12/01/19   $ 10,560,100
            East Bay Municipal Utility District,
    4,000     Water Ser 1998 (MBIA) ................................................. 4.75            06/01/34      3,914,800
    3,000     Water Ser 2001 (MBIA) ................................................. 5.00            06/01/26      3,031,740
            Eastern Municipal Water District,
    5,000     Ser 1993 A COPs (FGIC) ................................................ 5.25            07/01/23      5,086,250
    3,000     Refg Ser 1998 A COPs (FGIC) ........................................... 4.75            07/01/23      2,979,750
   10,000   Los Angeles, Wastewater Refg Ser 1993 A (MBIA) .......................... 5.80            06/01/21     10,573,800
    3,000   Oceanside, Water 1993 Refg COPs (Ambac) ................................. 5.70            08/01/14      3,141,870
    3,500   Redding Joint Powers Financing Authority, Wastewater
              Refg 1992 Ser A (FGIC) ................................................ 6.00            12/01/11      3,708,705
    3,000   Sacramento Financing Authority, Water & Capital Improvement
              2001 Ser A (Ambac) .................................................... 5.00            12/01/26      3,031,740
    8,000   San Francisco Public Utilities Commission, Water Refg Ser A 2001
              (FSA) ................................................................. 5.00            11/01/31      8,068,960
    5,000   Santa Maria, Local Water & Refg Ser 1993 COPs (FGIC) .................... 5.50            08/01/21      5,121,100
    8,000   South County Regional Wastewater Authority, Morgan Hill
---------     Ser 1992 B (FGIC) ..................................................... 5.50            08/01/22    8,183,360
                                                                                                                 ------------
   65,500                                                                                                          67,402,175
---------                                                                                                        ------------
            OTHER REVENUE (3.1%)
    7,000   Beverly Hills Public Financing Authority, 1993 Refg Ser A (MBIA) ........ 8.02++          06/01/15      7,752,500
---------                                                                                                        ------------
            REFUNDED (6.1%)
    6,000   Southern California Public Power Authority, 1993 Ser A (ETM) (FGIC)...... 7.62++          07/01/17      6,690,000
    3,000   Puerto Rico Infrastructure Financing Authority, 2000 Ser A (ETM) ........ 5.50            10/01/32      3,184,710
    5,000   Puerto Rico Telephone Authority, Refg Ser M (MBIA) ...................... 8.588++         01/01/03+     5,512,500
---------                                                                                                        ------------
   14,000                                                                                                          15,387,210
---------                                                                                                        ------------
  229,935   TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Cost $226,034,753)...................................    239,764,483
---------                                                                                                        ------------

                       See Notes to Financial Statements

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                              COUPON       MATURITY
 THOUSANDS                                                                               RATE          DATE            VALUE
-----------                                                                           ------------ ------------- ---------------
            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS (2.3%)
$   3,300   California Health Facilities Financing Authority, Adventist Health
              System/West 1998 Ser B (MBIA) (Demand 11/01/01) ....................... 1.65*%          09/01/28   $  3,300,000
      400   California Statewide Communities Development Authority, Sutter
              Health Ser 1995 COPs (Ambac) (Demand 11/01/01) ........................ 1.65*           07/01/15        400,000
    2,100   Turlock Irrigation District, 2001 Ser A COPs (Demand 11/01/01) .......... 1.65*           01/01/31      2,100,000
---------                                                                                                        ------------
    5,800   TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS (Cost $5,800,000)....................      5,800,000
---------                                                                                                        ------------
$ 235,735   TOTAL INVESTMENTS (Cost $231,834,753) (a)...........................................          98.3%   245,564,483
=========
            OTHER ASSETS IN EXCESS OF LIABILITIES ..............................................           1.7      4,197,592
                                                                                                                 ------------
            NET ASSETS .........................................................................         100.0%  $249,762,075
                                                                                                                 ============

------------
AMT       Alternative Minimum Tax.
COPs      Certificates of Participation.
ETM       Escrowed to maturity.
 +        Prerefunded to call date shown.
 ++ Current coupon rate for residual interest bond. This rate resets periodically as the auction rate on the related short-term securities changes.
 *        Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $13,759,426 and the aggregate gross unrealized depreciation is $29,696, resulting in net unrealized appreciation of $13,729,730.

Bond Insurance:
---------------

Ambac     Ambac Assurance Corporation.
FGIC      Financial Guaranty Insurance Company.
 FSA      Financial Security Assurance Inc.
MBIA      Municipal Bond Investors Assurance Corporation.


                       See Notes to Financial Statements

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:
Investments in securities, at value
  (cost $231,834,753).............................    $245,564,483
Cash .............................................          91,524
Interest receivable ..............................       4,266,528
Prepaid expenses .................................         145,364
                                                      ------------
   TOTAL ASSETS ..................................     250,067,899
                                                      ------------
LIABILITIES:
Payable for:
     Dividends to preferred shareholders .........         102,979
     Investment management fee ...................          79,032
     Common shares of beneficial interest
        repurchased ..............................          14,347
Accrued expenses .................................         109,466
                                                      ------------
   TOTAL LIABILITIES .............................         305,824
                                                      ------------
   NET ASSETS ....................................    $249,762,075
                                                      ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
  (1,000,000 shares authorized of
  non-participating $.01 par value, 1,300
  shares outstanding) ............................    $ 65,000,000
                                                      ------------
Common shares of beneficial interest
  (unlimited shares authorized of
  $.01 par value, 12,256,462 shares
  outstanding) ...................................     173,455,644
Net unrealized appreciation ......................      13,729,730
Accumulated undistributed net investment
  income .........................................       1,072,780
Accumulated net realized loss ....................      (3,496,079)
                                                      ------------
     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS.     184,762,075
                                                      ------------
   TOTAL NET ASSETS ..............................    $249,762,075
                                                      ============
NET ASSET VALUE PER COMMON SHARE
($184,762,075 divided by 12,256,462
  common shares outstanding) .....................    $      15.07
                                                      ============


STATEMENT OF OPERATIONS
For the year ended October 31, 2001

NET INVESTMENT INCOME:
INTEREST INCOME ...............................    $13,207,999
                                                   -----------
EXPENSES
Investment management fee .....................        859,634
Auction commission fees .......................        218,786
Professional fees .............................         69,965
Transfer agent fees and expenses ..............         52,545
Auction agent fees ............................         32,933
Registration fees .............................         30,350
Shareholder reports and notices ...............         25,560
Trustees' fees and expenses ...................         19,805
Custodian fees ................................         11,344
Other .........................................         35,226
                                                   -----------
   TOTAL EXPENSES .............................      1,356,148
Less: expense offset ..........................        (11,337)
                                                   -----------
   NET EXPENSES ...............................      1,344,811
                                                   -----------
   NET INVESTMENT INCOME ......................     11,863,188
                                                   -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................      1,692,977
Net change in unrealized appreciation .........      8,071,915
                                                   -----------
   NET GAIN ...................................      9,764,892
                                                   -----------
NET INCREASE ..................................    $21,628,080
                                                   ===========

                       See Notes to Financial Statements

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS




                                                                                    FOR THE YEAR       FOR THE YEAR
                                                                                        ENDED             ENDED
                                                                                  OCTOBER 31, 2001   OCTOBER 31, 2000
                                                                                 ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .......................................................... $ 11,863,188       $ 11,825,302
Net realized gain ..............................................................    1,692,977            110,362
Net change in unrealized appreciation/depreciation .............................    8,071,915          9,328,110
                                                                                 ------------       ------------
  NET INCREASE .................................................................   21,628,080         21,263,774
                                                                                 ------------       ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred ......................................................................   (2,330,015)        (2,453,621)
Common .........................................................................   (9,572,437)        (9,725,547)
                                                                                 ------------       ------------
  TOTAL DIVIDENDS ..............................................................  (11,902,452)       (12,179,168)
                                                                                 ------------       ------------
Decrease from transactions in common shares of beneficial interest .............     (644,486)        (4,868,994)
                                                                                 ------------       ------------
  NET INCREASE .................................................................    9,081,142          4,215,612
NET ASSETS:
Beginning of period ............................................................  240,680,933        236,465,321
                                                                                 ------------       ------------
END OF PERIOD:
(Including accumulated undistributed net investment income of $1,072,780 and
$1,112,044, respectively) ...................................................... $249,762,075       $240,680,933
                                                                                 ============       ============


                       See Notes to Financial Statements

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley California Insured Municipal Income Trust (the "Trust"), formerly Morgan Stanley Dean Witter California Insured Municipal Income Trust (the Trust's name changed effective December 20, 2001), is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on November 2, 1992 and commenced operations on February 26, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 aggregated $53,654,373 and $38,649,846, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2001, the Trust had transfer agent fees and expenses payable of approximately $1,400.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,689. At October 31, 2001, the Trust had an accrued pension liability of $44,168 which is included in accrued expenses in the Statement of Assets and Liabilities.


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 4 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

Dividends, which are cumulative, are reset through auction procedures.




                         AMOUNT IN                    RESET          RANGE OF
 SERIES     SHARES*     THOUSANDS*       RATE*        DATE       DIVIDEND RATES**
--------   ---------   ------------   ----------   ----------   -----------------
    1        200          $10,000         1.85%    11/05/01       1.70% - 5.05%
    2        400           20,000         2.50     09/09/02       2.50 - 4.00
    3        500           25,000         2.85     07/08/02       2.85 - 4.38
    4        200           10,000         1.85     11/05/01       1.76 - 5.05

------------
*     As of October 31, 2001.
**    For the year ended October 31, 2001.


Subsequent to October 31, 2001 and up through December 5, 2001 the Trust paid dividends to Series 1 through 4 at rates ranging from 1.30% to 2.85% in the aggregate amount of $242,280.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.


5. COMMON SHARES OF BENEFICIAL INTEREST
Transactions in common shares of beneficial interest were as follows:



                                                                                                             CAPITAL
                                                                                                             PAID IN
                                                                                                            EXCESS OF
                                                                                SHARES        PAR VALUE     PAR VALUE
                                                                            --------------   ----------- ---------------
Balance, October 31, 1999 ................................................    12,691,513      $126,915    $178,842,209
Treasury shares purchased and retired (weighted average discount 8.06%)*..      (388,051)       (3,881)     (4,865,113)
                                                                              ----------      --------    ------------
Balance, October 31, 2000 ................................................    12,303,462       123,034     173,977,096
Treasury shares purchased and retired (weighted average discount 5.49%)*..       (47,000)         (470)       (644,016)
                                                                              ----------      --------    ------------
Balance, October 31, 2001 ................................................    12,256,462      $122,564    $173,333,080
                                                                              ==========      ========    ============

------------
*     The Trustees have voted to retire the shares purchased.

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 2001, the Trust utilized approximately $1,693,000 of its net capital loss carryover. At October 31, 2001, the Trust had a net capital loss carryover of approximately $3,496,000, to offset future capital gains to the extent provided by regulations, available through October 31 of the following years:




                 AMOUNT IN
                 THOUSANDS
--------------------------------------------
       2002              2003         2004
------------------   -----------   ---------
      $1,279            $1,938        $279

7. DIVIDENDS TO COMMON SHAREHOLDERS

On October 30, 2001, the Trust declared the following dividends from net investment income:


       AMOUNT
      PER SHARE            RECORD DATE         PAYABLE DATE
--------------------   ------------------   ------------------
       $0.0675          November 9, 2001     November 23, 2001
       $0.0675          December 7, 2001     December 21, 2001


8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.


9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2001, the Trust held positions in residual interest bonds having a total value of $24,420,000, which represents 9.8% of the Trust's net assets.


10. CHANGE IN ACCOUNTING POLICY

Effective November 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Trust, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of October 31, 2001.

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                              FOR THE YEAR ENDED OCTOBER 31*
                                                           ------------------------------------------------------------------
                                                            2001          2000            1999          1998            1997
                                                           ------        ------          ------        -------        -------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................   $14.28        $13.51          $15.00        $ 14.27        $ 13.55
                                                           ------        ------          ------        -------        -------
Income (loss) from investment operations:
 Net investment income .................................     0.97          0.95            0.94           0.94           0.94
 Net realized and unrealized gain (loss) ...............     0.79          0.77           (1.52)          0.72           0.68
                                                           ------        ------          ------        -------        -------
Total income (loss) from investment operations .........     1.76          1.72           (0.58)          1.66           1.62
                                                           ------        ------          ------        -------        -------
Less dividends from:
 Net investment income .................................    (0.78)        (0.78)          (0.75)         (0.75)         (0.75)
 Common share equivalent of dividends paid to
  preferred shareholders ...............................    (0.19)        (0.20)          (0.17)         (0.19)         (0.18)
                                                           -------       ------          ------        -------        -------
Total dividends ........................................    (0.97)        (0.98)          (0.92)         (0.94)         (0.93)
                                                           -------       ------          ------        -------        -------
Anti-dilutive effect of acquiring treasury shares ......     0.00          0.03            0.01           0.01           0.03
                                                           -------       ------          ------        -------        -------
Net asset value, end of period .........................   $15.07        $14.28          $13.51        $ 15.00        $ 14.27
                                                           ======        ======          ======        =======        =======
Market value, end of period ............................   $14.57        $13.25          $12.50        $14.438        $13.375
                                                           ======        ======          ======        =======        =======
TOTAL RETURN+ ..........................................    16.08%        12.61%          (8.69)%        13.88%         18.22%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses (before expense offset) .................     0.75%         0.77%(1)        0.75 %(1)      0.74%(1)       0.74%
Net investment income before preferred stock dividends..     6.57%         6.85%           6.41 %         6.39%          6.85%
Preferred stock dividends ..............................     1.29%         1.42%           1.18 %         1.26%          1.29%
Net investment income available to common shareholders..     5.28%         5.43%           5.23 %         5.13%          5.56%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................ $249,762      $240,681        $236,465       $257,289       $249,126
Asset coverage on preferred shares at end of
 period ................................................      384%          369%            363 %          395%           382%
Portfolio turnover rate ................................       16%           11%              5 %            5%             4%

------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley California Insured Municipal Income Trust (the "Trust"), formerly Morgan Stanley Dean Witter California Insured Municipal Income Trust, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley California Insured Municipal Income Trust as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 20, 2001
                      2001 FEDERAL TAX NOTICE (UNAUDITED)
      For the year ended October 31, 2001, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

MORGANSTANLEY

[Graphic Omitted]

MORGAN STANLEY
CALIFORNIA INSURED
MUNICIPAL INCOME TRUST

ANNUAL REPORT
OCTOBER 31, 2001